Exhibit 10.8

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT LOGICBIO THERAPEUTICS, INC. TREATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT NO. 7

TO

AMENDED AND RESTATED EXCLUSIVE (EQUITY) AGREEMENT

THIS AMENDMENT NO. 7 TO THE AMENDED AND RESTATED EXCLUSIVE (EQUITY)

AGREEMENT (the “Amendment”) is made as of December 7, 2021 (“Amendment Effective Date”), by and between The Board of Trustees of the Leland Stanford Junior University, an institution of higher education having powers under the laws of the State of California (“Stanford”), and LogicBio Therapeutics, Inc., a Delaware corporation (“LogicBio”) (together, the “Parties”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in that certain Amended and Restated Exclusive (Equity) Agreement, dated as of January 31, 2018, by and between Stanford and LogicBio, as amended by that certain Amendment No. 1 dated as of May 3, 2018, amended again by that certain Amendment No. 2 dated June 3, 2019, amended again by that certain Amendment No. 3 dated January 29, 2020, amended again by that certain Amendment No. 4 dated April 29, 2020, amended again by that certain Amendment No. 5 dated October 30, 2020, and as amended again by that certain Amendment No. 6 dated March 29, 2021 (the “Original Agreement,” and as further amended by this Amendment, the “Agreement”).

RECITALS

WHEREAS, the Parties desire to revise certain timelines and diligence milestones set forth in the Agreement and make certain other clarifying amendments, all as set forth in this Amendment;

WHEREAS, pursuant to Section 19.4 of the Agreement, the Agreement may be amended in writing executed by authorized representatives of Stanford and LogicBio; and

WHEREAS, in accordance with Section 19.4 of the Agreement, Stanford and LogicBio desire to amend the Agreement in the manner provided herein.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Stanford and LogicBio hereby agree as follows:

1.	Amendment of Agreement.

a.	Section 2.32 of the Agreement is hereby amended and restated in its entirety as follows:

2.32“Tissue Field of Use” means

prior to [***]:

(A)prior to [***]:

(1)	the diagnosis, prevention or treatment of human disease, including, for clarity, hemophilia A and Alpha-1 antitrypsin disease, via genomic editing without a nuclease.
(B)	from [***] until [***]
(1)	the diagnosis, prevention or treatment of any human disease of liver tissue that affects fewer than 200,000 persons in the United States as of [***] via genome editing without a nuclease; and

(2)	the diagnosis, prevention or treatment of human disease of the Nominated Tissues via genome editing without a nuclease.
(C)	from [***] onward:
(1)	the prevention, treatment or diagnosis of Active Indications via genome editing without a nuclease.

b.	Section 3.3 of the Original Agreement is hereby amended and restated in its entirety as follows:

3.3 Nomination of Tissues. At any time on or prior to [***], LogicBio may provide to Stanford a written notice listing up to [***] human tissues that will be the subject of LogicBio's development efforts with respect to the technology licensed under this Agreement. By way of example, and without limiting the foregoing, for purposes of this Agreement "human tissue" includes skeletal muscle tissue, lung tissue and the central nervous system. Beginning on the date on which LogicBio provides such written notice to Stanford, such tissues shall be deemed "Nominated Tissues"; provided that if LogicBio does not incur at least $[***] in research and development expenses with respect to the application of GT and VT to a Nominated Tissue in the [***] period beginning on [***] or [***] of any subsequent year, then such tissue will no longer be deemed a "Nominated Tissue" following the end of such [***] period.

c.	Section 6.2 of the Original Agreement is hereby amended and restated in its entirety as follows:

6.2 Active Indications. On or prior to [***], LogicBio will provide to Stanford a written notice listing all indications that relate to human liver tissue and the Nominated Tissues that are the subject of LogicBio's research and development efforts with respect to the technology licensed under this Agreement as of [***]. Beginning on [***], such indications shall be deemed "Active Indications"; provided that, if LogicBio does not incur at least $[***] in research and development expenses with respect to the application of GT and VT to an Active Indication in the [***] period beginning on [***] or any [***] period thereafter, then such indication will no longer be deemed an "Active Indication" following the end of such [***] period.

d.	Section 6.3 of the Original Agreement is hereby amended and restated in its entirety as follows:

6.3 Progress Report. By March 1 of each year, LogicBio will submit a written annual report to Stanford covering the preceding calendar year. The report will include information sufficient to enable Stanford to satisfy reporting requirements of the U.S. Government and for Stanford to ascertain progress by LogicBio toward meeting this Agreement's diligence requirements (including without limitation LogicBio's diligence obligations with respect to Nominated Tissues and Active Indications). Each report will describe, where relevant: (a) LogicBio's progress toward commercialization of Licensed Product, including work completed, key scientific discoveries, summary of work-in-progress, current schedule of anticipated events or milestones, market plans for introduction of Licensed Product, (b) significant corporate transactions involving Licensed Product, (c) beginning with the first annual report following [***], LogicBio's research and development efforts with respect to each Nominated Tissue, and (d) beginning with the first annual report following [***], LogicBio's research and development efforts with respect to each Active Indication. LogicBio will specifically describe how each Licensed Product is related to each Licensed Patent.

e.	Appendix C – Milestones of the Agreement is hereby amended by replacing Appendix C of the Agreement (as amended in Amendment No. 5 and Amendment No. 6) with the Appendix A of this Amendment.

f.	Replace Crigler-Najjar Syndrome with Tyrosinemia Type 1 as Product 2 throughout the Agreement.

g.	Update the contact information for all notices to LogicBio, by amending Section 18.2 of the Agreement to replace all recitations of contact information for LogicBio as follows:

REPLACE:	LogicBio Therapeutics, Inc. Attention: Chief Business Officer 700 Main Street, Cambridge, MA 02139 twilton@logicbio.com
WITH:

LogicBio Therapeutics, Inc.

Attention: Chief Business Officer

65 Hayden Avenue, Lexington, MA 02421

mfranken@logicbio.com

With a copy to:

LogicBio Therapeutics, Inc.

Attention: General Counsel

65 Hayden Avenue, Lexington, MA 02421

[***]

1.	Payment. LogicBio will pay to Stanford a noncreditable, nonrefundable fee of [***] Dollars ($[***]) within [***] business days of its receipt of the invoice for such amount.

2.

Continued Validity of Agreement. Except as specifically amended hereby, the Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

3.

Successors and Assigns. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

4.

Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, United States of America, applicable to agreements negotiated, executed, and performed within California.

5.

Electronic Copy. This parties to this Amendment agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

[Signature page to follow]

The parties execute this Amendment in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature: /s/ Sunita Rajdev

Name: Sunita Rajdev

Title: Senior Associate Director

LOGICBIO THERAPEUTICS, INC.

Signature: /s/ Fred Chereau

Name: Fred Chereau

Title: President & Chief Executive Officer

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